                                                                    EXHIBIT 10.8

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.



                             COLLEGE CLUB.COM, INC.
                          COMMON STOCK PURCHASE WARRANT


     THIS CERTIFIES THAT, for value received, ________________ ("Holder"), is entitled to purchase ______________________ (_________) shares of Common
Stock ("Warrant Shares") of COLLEGE CLUB.COM, INC., a Delaware corporation (the "Company"), at the Warrant Price (as defined in subsection 1(j) below) of sixty-six cents ($0.66), subject to adjustments and all other terms and conditions set forth in this Warrant.

     1. DEFINITIONS. As used herein, the following terms, unless the context otherwise requires, shall have the following meanings:

          (a) "Acquisition" means any sale or other disposition of all or substantially all of the asset of the company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than fifty percent (50%) of the outstanding voting securities of the surviving entity after the transaction.

          (b) "Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          (c) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Act.

          (d) "Common Stock" shall mean shares of the Company's presently or subsequently authorized Common Stock, and any stock into which such Common Stock may hereafter be exchanged.

          (e) "Company" shall mean COLLEGE CLUB.COM, INC., a Delaware corporation, and any corporation which shall succeed to or assume the obligations of COLLEGE CLUB.COM, INC., under this Warrant.

          (f) "Date of Grant" shall mean December 23, 1998.

          (g) "Exercise Date" shall mean the effective date of the delivery of the Notice of Exercise pursuant to Sections 4 and 12 below.

          (h) "Holder" shall mean Gowan Company or any other person or entity who shall at the time be the registered holder of this Warrant.

          (i) "Shares" shall mean shares of the Company's Common Stock, as described in the Company's Certificate of Incorporation.

          (j) "Warrant Price" shall mean $0.66 per share.

     2. ISSUANCE OF WARRANT AND CONSIDERATION THEREFOR. This Warrant is issued in consideration of Holder entering into that certain Final Settlement Agreement between Holder and the Company dated as of March 27, 2000.

     3. TERM. The purchase right represented by this Warrant is exercisable only during the period commencing upon the date hereof and ending on December 23, 2004.

     4. EXERCISE OF WARRANT.

          (a) EXERCISE. This Warrant may be exercised, in whole or in part, by the Holder hereof by surrender of this Warrant with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office, accompanied by payment either (i) in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying the number of Warrant Shares for which this Warrant is being exercised by the Warrant Price then in effect (the "Exercise Price") or (ii) by delivery to the Company of shares of Common Stock with an aggregate Fair Market Value equal to the Exercise Price.

          (b) DELIVERY OF CERTIFICATE. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder within thirty (30) days of delivery of the notice of exercise (the "Notice of Exercise") in the form of EXHIBIT A attached hereto and, unless this Warrant has been fully exercised or has expired, a new warrant representing the portion of the Warrant Shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder within such thirty (30) day period.

          (c) NO FRACTIONAL SHARES. No fractional shares shall be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Fair Market Value of a share of Common Stock as of the Exercise Date. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on the Nasdaq National Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

               (ii) If the Company's Common Stock is not traded on an exchange or on the Nasdaq National Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

               (iii) If the Company's Common Stock is not publicly traded, then as determined in good faith by the Company's Board of Directors upon review of relevant factors.

               (iv) If the Determination Date is the date on which the Company's Common Stock is first sold to the public by the Company in a firm commitment public offering under the Act, then the initial public offering price (before deducting commissions, discounts or expenses) at which the Common Stock is sold in such offering.

          (d) COMPANY'S REPRESENTATIONS.

               (i) All Warrant Shares which may be issued upon the exercise of the purchase right represented by this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. During the period within which the purchase right represented by this Warrant may be exercised, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of the purchase right represented by this Warrant, a sufficient number of Warrant Shares to provide for the exercise of the purchase right represented by this Warrant.

               (ii) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights.

               (iii) The execution and delivery of this Warrant are not, and the issuance of the Warrant Shares upon exercise of this Warrant in accordance with the terms hereof will not be inconsistent with the Charter or Bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a material default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency (other than such consents, approvals, notices, actions, filings, etc., as have already been obtained or made, as the case may be).

               (iv) As of the Date of Grant, the issued and outstanding capital stock of the Company consisted of 5,388,670 shares of Common Stock and 512,179 shares of Series A Preferred Stock. The Warrant Shares represent 0.075% of the outstanding capital stock of the Company as of the Date of Grant. In addition, as of the Date of Grant, the Company had 9,812,172 shares of Common Stock issued and outstanding on a fully diluted basis.

     5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES. The number of securities issuable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) ADJUSTMENT FOR DIVIDENDS IN STOCK. In case at any time or from time to time following the Date of Grant the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock of the Company by way of dividend then, and in each case, the Holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of Warrant Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional stock of the Company which such Holder would hold on the date of such exercise had it been the holder of record of Warrant Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by subparagraphs (b) and (c) and of this Paragraph 5.

          (b) ADJUSTMENT FOR RECLASSIFICATION OR REORGANIZATION. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company following the Date of Grant, then and in each such case the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization, shall be entitled to receive, in lieu of or in addition to the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in subparagraphs (a) and
(c); in each such case, the terms of this Paragraph 5 shall be applicable to the shares of stock or other securities and property receivable upon the exercise of this Warrant after such consummation.

          (c) STOCK SPLITS AND REVERSE STOCK SPLITS. If, following the Date of Grant, the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of Warrant Shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of Warrant Shares receivable upon exercise of the Warrant shall be proportionately decreased.

     6. TREATMENT ON ACQUISITION. In the event the Company is proposed to be acquired, in addition to the notice requirements of Section 7 hereof, the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition.

          (a) ACQUISITION PRIOR TO INITIAL PUBLIC OFFERING. In case of any Acquisition of the Company prior to the Company's initial public offering, then the Holder of this Warrant, upon the exercise hereof at any time after the consummation of such Acquisition, shall be entitled to receive, in lieu of or in addition to the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Paragraph 5 hereof. The terms of Paragraph 5 shall be applicable to the shares of stock or other securities and property receivable upon the exercise of this Warrant after such consummation.

          (b) ACQUISITION FOLLOWING INITIAL PUBLIC OFFERING. After the Company's initial public offering, this Warrant shall terminate, if not earlier exercised, in the event of an Acquisition. The Holder shall have the right to exercise this Warrant on or prior to the closing date with respect to a proposed Acquisition following the Company's initial public offering; if the Warrant is not exercised on or prior to such closing date, the Warrant shall expire upon the occurrence of the closing of the Acquisition.

     7. NOTICES OF RECORD DATE, ETC. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution (the "Distribution"), (b) any capital reorganization or reclassification of the stated capital of the Company or any consolidation or merger of the Company with any other corporation or corporations (other than a wholly-owned subsidiary), or the sale or distribution of all or substantially all of the Company's property and assets (the "Reorganization Event"), or (c) any proposed filing of a registration statement under the Act in connection with a primary public offering of the Company's Common Stock (the "Registration Event"), the Company will mail or cause to be mailed to the Holder a notice specifying (i) the date of any such Distribution stating the amount and character of such Distribution, (ii) the date on which any such Reorganization Event or Registration Event is expected to become effective, and (iii) the time, if any, that is to be fixed as to when the holders of record of the Company's securities shall be entitled to exchange their shares of the Company's securities for securities or other property deliverable upon such Reorganization Event. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     8. COMPLIANCE WITH ACT; TRANSFERABILITY AND NEGOTIABILITY OF WARRANT; DISPOSITION OF WARRANT SHARES; "MARKET STAND-OFF" AGREEMENT.

          (a) COMPLIANCE WITH ACT. The Holder, by acceptance hereof, agrees that this Warrant and the Warrant Shares to be issued upon the exercise hereof are being acquired solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof and that it will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon the exercise hereof except under circumstances which will not result in a violation of the Act. Upon the exercise of this Warrant, the Holder shall confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so issued are being acquired solely for its own account and not as a nominee for any other party and not with a view toward resale or distribution thereof in violation of the Act. This Warrant and the Warrant Shares to be issued upon the exercise hereof (unless registered under the Act and unless, in the case of the Warrant Shares, such Shares may thereupon be sold pursuant to Commission Rule 144(k)) shall be imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

     In addition, this Warrant and the Warrant Shares to be issued upon the exercise hereof shall bear any legends required by the securities laws of any applicable states.

          (b) TRANSFERABILITY AND NEGOTIABILITY OF WARRANT. Prior to the Company's initial public offering, this Warrant may not be transferred or assigned in whole or in part without the written consent of the Company, which may not be unreasonably withheld; provided, however, that prior to the Company's initial public offering neither this Warrant nor the Warrant Shares purchasable with this Warrant may be transferred to any entity or person which the Company reasonably determines to be an actual competitor of the Company. This Warrant may not be transferred or assigned in whole or in part at any time without prior written notice to the Company and compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if requested by the Company and the transfer is to a person other than a general partner of the initial Holder). Subject to the provisions of this Warrant with respect to compliance with the Act, title to this Warrant may be transferred by endorsement and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. The Company shall act promptly to record transfers of this Warrant on its books, but the Company may treat the registered holder of this Warrant as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (c) DISPOSITION OF WARRANT SHARES. With respect to any offer, sale, transfer or other disposition of any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant Shares, except for any such offer, sale, transfer or other disposition of Warrant Shares to a partner or affiliate of the initial Holder, the Holder and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of legal counsel for such holder, reasonably satisfactory to the Company and its legal counsel, if requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act or any other federal or state securities laws) of such Warrant Shares and indicating whether or not under the Act, certificates for such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to the applicable restrictions on transferability in order to ensure compliance with the Act. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of such Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of legal counsel for the holder is not reasonably satisfactory to the Company and its legal counsel, the Company shall so notify the holder promptly after such determination has been made. Notwithstanding the foregoing, such Warrant Shares may be offered, sold or otherwise disposed of in accordance with Rule 144, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Warrant Shares thus transferred (except a transfer pursuant to Rule 144(k) or an effective registration statement) shall bear a restrictive legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the aforesaid opinion of legal counsel for the holder, such legend is not required in order to ensure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

          (d) "MARKET STAND-OFF" AGREEMENT. The Holder and each subsequent holder of this Warrant agrees that in connection with any underwritten public offering by the Company, such holder shall not, to the extent requested by the Company and an underwriter of Common Stock of the Company, directly or indirectly sell, offer to sell, contract to sell, grant any option to purchase, pledge or otherwise transfer or dispose of: (i) any of the Warrant Shares for a period of thirty (30) days following the effective date of the registration statement of the Company filed under the Act with respect to such offering, or
(ii) seventy-five percent (75%) of the Warrant Shares for a period of one hundred eighty (180) days following the effective date of the registration statement of the Company filed under the Act with respect to such offering.

     9. RIGHTS OF SHAREHOLDERS. No Holder shall be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, consolidation, merger, transfer of assets or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares issuable upon exercise hereof shall have become deliverable, as provided herein.

     10. REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     11. EXCHANGE OF WARRANT. Subject to the other provisions of this Warrant, on surrender of this Warrant for exchange, properly endorsed and subject to the provisions of this

Warrant with respect to compliance with the Act, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of Shares issuable upon exercise thereof.

     12. NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or three days after being mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such Holder from time to time.

     13. WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, as such laws are applied to agreements entered into in California and to be performed solely by California residents.

     15. TITLES AND SUBTITLES; FORMS OF PRONOUNS. The titles of the Sections and Subsections of this Warrant are for convenience only and are not to be considered in construing this Warrant. All pronouns used in this Warrant shall be deemed to include masculine, feminine and neuter forms.

     16. EXPIRATION. Subject to the provisions of Section 3 above, the right to exercise this Warrant shall expire at 5:00 P.M. California time, on December 23, 2004.



Effective as of December 23, 1998

                                        COLLEGE CLUB.COM, INC.


                                        By:  ___________________________________
                                             Raffaele G. Fazio,
                                             Vice President, Legal and Secretary

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                   (To be signed only on exercise of Warrant)


TO:      COLLEGE CLUB.COM, INC.

         The undersigned, the holder of the within Warrant, hereby
irrevocably elects to exercise the Warrant for, and to purchase thereunder, ________ shares of Common Stock of COLLEGE CLUB.COM, INC. (the "Company"), and herewith makes payment of $________________ in cash and/or ________ shares of the Company's Common Stock therefor and requests that the certificates for such shares be issued in the name of, and delivered to ______________________________ ___________________ whose address is
___________________________________________ ____________.

Dated:___________________               ________________________________________
                                        (Signature must conform to name of
                                        holder as specified on the face of the
                                        Warrant)




                                        ________________________________________

                                        ________________________________________
                                                                       (Address)

                                    SCHEDULE



WARRANTHOLDER                                                   NUMBER OF SHARES
-------------                                                   ----------------
The Jessen Family Limited Partnership, a                            280,291
Texas limited partnership
Gowan Company, an Arizona corporation                                14,752
The Jessen Family Limited Partnership, a                             84,087
Texas limited partnership
Gowan Company, an Arizona corporation                                 4,426